CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG® CATHERINES™

Bank of America and Merrill Lynch
2009 Consumer Conference
March 12, 2009
Charming Shoppes, Inc.

This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition.
Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to find a suitable permanent replacement for the Company's former Chief Executive Officer within a reasonable time period, the failure to consummate our identified strategic solution for our other non-core assets, the failure to effectively implement our planned consolidation, cost and capital budget reduction plans and store closing plans, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to effectively implement the
Company's plans for a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to effectively implement the Company's plans for the transformation of its brands to a vertical specialty store model, the failure to achieve increased profitability through the adoption by the
Company's brands of a vertical specialty store model, the failure to achieve improvement in the Company's competitive position, the failure to continue receiving financing at an affordable cost through the availability of our credit card securitization facilities and through the availability of credit we receive from our suppliers and their agents, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-
consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the
Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on
Form 10-K for the fiscal year ended February 2, 2008, our Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Senior Vice President, Finance
Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Senior Vice President, Finance

CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

A Multi-Brand Retailer Specializing In Women's Plus Apparel With $2.5 Billion* In Annual Sales

We Have A Strong And Unique Platform Of Leading Plus Apparel Brands

LANE BRYANT

FASHION BUG

CATHERINES

* Management Estimate

Strategies To Navigate This Economic
Climate And Ensure Our Long-Term Viability
• Maintain Our Strong Balance Sheet And Capital
 Structure
• Preserve Our Liquidity Position
• Continue To Generate Cash
• Execute On Our Business Transformation Initiatives

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

($ in millions)	1/31/09[1]	2/2/08
Cash and Available-For-Sale Securities	$100	$74
Merchandise Inventories	$267	$330
Borrowings On Revolving Line Of Credit	$0	$0
Long-Term Debt[2]	$312	$315
• We Navigated Through One Of The Most Challenging Retail
 Environments In Decades And Grew Cash Balances In Both The
 4th Quarter And Fiscal Year 2009
• Inventories Decreased 19% From Beginning Of Fiscal Year
(1) Management Estimates (2) $275 Million Of Long-Term Debt Is Due 2014
Selected Balance Sheet Data

Capital Structure:
Revolving Line of Credit And Convertible Debt
• Revolving Line of Credit
 > No Borrowings At End Of Fiscal Year
 > $375 Million Committed Line Of Credit, In Effect Until July 2010
 > Debt Structure Includes No Financial Covenants Until We Have
 Borrowed 90% Of Availability
• Convertible Debt
 > $275 Million Convertible Debenture Issued In April 2007
 > 1.125% Notes Due 2014
 > No Financial Covenants

Capital Structure:
Asset Securitization Program
* Management Estimates
• We Securitize Our Proprietary Credit Card Receivables In
 Order To Improve Overall Liquidity
• Balances As of January 31, 2009:
 >We Had $536 Million* Of Securitized Credit Card Receivables
 Outstanding
 >We Hold Certificates And Retained Interests On Our Balance Sheet Of
 $94 Million*
• Availability Under Our Asset Securitization Program
 Through 2009
 >Conduit Facilities Are Currently $155 Million
 >Funding Capacity Exceeds Anticipated Needs Through Calendar
 2009*, Due To Declining Receivables Balances

Continue To Generate Cash
*Management Estimate
• We Generated Approximately $25 Million* In Cash
 During The 4th Quarter, In One Of The Most
 Challenging Holiday Seasons In Decades, Through:
 > Tightly Managed Inventories
 > Decreases In Expenses And Capital Expenditures

Free Cash Flow Sensitivity Analysis*:
*Management Estimate
• Fiscal Year Ending January 30, 2010
 > Generate Free Cash Flow, Assuming:
 • Comparable Store Sales Continue At Low
 Double Digit Declines
 > Cash Flow Neutral, Assuming:
 • Comparable Store Sales At Mid Double Digit
 Declines

*Management Estimate
Free Cash Flow Generation*
• Key Contributors To Positive Free Cash Flow In
 Fiscal Year 2010
 > Working Capital - A Meaningful Source Of Cash Flow
 • Continued Decreases In Inventory Across The
 Retail Brands
 • Gross Margin Improvement
 • Execution Of Our Cost Reduction Program
 > Significant Reductions In Capital Expenditures To
 Maintenance Levels

*Management Estimates
Tightly Managed Inventories
• Inventory Decreased 19% At End Of Fiscal Year 2009*,
 With Continued Reductions Planned For Fiscal Year 2010*
 > Resulted In Improvement In Merchandise Margins
 During 4th Quarter Fiscal Year 2009*
• Spring ’09
 > Receipts Planned Down With Improved Inventory Turnover
 > Will Drive Recovery In Gross Margins Before Improvement
 In The Top Line
• The Plan Is Expected To Result In Maximizing
 Gross Margin Dollars*

*Management Estimates
Cost Savings Program Of
$100 - $125 Million*
• Restructuring Plan To Improve And Streamline Our
 Operations
• We Expect To Exceed $75 Million In Savings In
 Fiscal Year 2010*
• Major Areas To Achieve Savings
 > Corporate And Brand Overhead
 > Real Estate
 > Non-merchandise Expense
 > Supply Chain
 > Store Operations

Net Capital Expenditures
$ in Millions
$120
$100
$80
$60
$40
$20
$0
$81
$107
$115
$48
$24
FY 2006
FY 2007
FY 2008
FY 2009 (e)
FY 2010 (e)

LANE BRYANT FASHION BUG CATHERINES

• Over The Last 2
 Years, Our Capital
 Budget Has Been
 Cut By Over $90
 Million
• FY 2010 Will See
 Almost No New Real
 Estate Added And
 Deferral Of Other
 Non-Essential
 Capital Projects
-58%
-50%
(e) Management Estimate
Pared Back Capital Expenditures

Execute On Our Business
Transformation Initiatives
• Refocusing Our Energies On Our Core Retail Brands,
 Through:
 > Experienced Leadership
 > Focus On Our Core Customer
 > Transformation Into a Vertical Specialty Store Model
• Significant Cost Reduction Program
• Simplifying Our Business By Eliminating Distractions
 And Divesting Non-Core Assets

Focusing On Our Core Customer
• Our Brand Leaders Are Charged With:
 > Developing A Unique Fashion Point-Of-View For Each
 Brand’s Core Customer
 > Developing A Culture Of Obsessive Focus On Each
 Brand’s Core Customer
 > Building Design Capability And Vertical Sourcing

Transformation Into A Vertical
Specialty Store Model
• Goal: To Enhance Our Competitive Position And Improve Our
 Financial Results Over Time
• Aligned With Model That Other Successful Specialty Retailers
 Employ
• Drive Sales, Decrease Lead Times, Increase Gross Margins
• Design And Develop More Compelling Fashion Assortment, With
 Better Value To Our Customers
• Higher Percentage Of Directly-Sourced Fashion Product
• Begins In Fall 2009; Fully Implemented By Spring 2010

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

Simplifying Our Business And
Focusing On The Core
• Sale Of Non-Core Misses Catalogs
• Sale of Related Credit Receivables
• Discontinuance Of The Lane Bryant Woman™ Catalog
• Exploration Of The Sale Of Figi’s Gifts In Good Taste
 Catalog Business
• Consolidated Our New York City E-Commerce Operations
 Into Our Bensalem Corporate Offices
• Discontinued Figure Magazine and Petite Sophisticate
 Retail

* Management Estimate
In Summary
• We Are Intensely Focused On Our Core Retail Brands And
 Our Leadership Position In Our Space. The Execution Of
 Our Merchandising Initiatives Will Enable Us To Better
 Serve Our Customers.
• We Continue To Maintain A Strong Balance Sheet And
 Liquidity.
• Our Strong Operating Disciplines Allow Us To Generate
 Positive Free Cash Flow In This Difficult Economy.
• Our Focus On Our Core Brands And Substantial
 Reductions In Operating Expenses And Strong Inventory
 Management Will Provide Increases In Cash Flow*.

Request for Materials
• In support of Bank of America’s / Merrill Lynch’s ten-year, $20 billion environmental initiative and effort to help reduce
 greenhouse gas emissions and increase energy efficiency, we have not brought Investor Materials for distribution.
• Should you wish to have materials sent to you, please request materials by visiting our website at
 https://www.charmingshoppes.com/investors/contact/contactus
    .asp or by emailing us at IR@charming.com.

Bank of America and Merrill Lynch
2009 Consumer Conference
March 12, 2009
Charming Shoppes, Inc.

Addendum

CHARMING SHOPPES, INC.

	LANE BRYANT	FASHION BUG	CATHERINES
Target Customer:	Contemporary	Value-Oriented	Baby Boomers
Fashion:	Fashion-oriented plus-size	Updated fashions in plus and misses sizes	Classic plus-size, Extended plus-size
Income:	Moderate to Better	Low to Moderate	Moderate
Annual Sales*:	$1.1 Billion	$844 Million	$312 Million
E-commerce:	lanebryant.com	fashionbug.com	catherines.com

*Management Estimate
Our Core Brands

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.lanebryant.com
She Is 35-55 Years Old
She Loves Fashion
She Is A Contemporary Woman
Of Many Lifestyles - Work,
Casual, Active
892 Retail and Outlet Stores
Key Differentiators:
Fashion and Lifestyle

FASHION BUG®

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG® CATHERINES

She Is Mainstream, 30-50
She Is Value-Minded
She Often Has A Blue-Collar Job
She LOVES Selection
She is Fashion Right
897 Retail Stores
Key Differentiators:
Value and Fashion
www.fashionbug.com

CATHERINES®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend Toward
Classic Apparel
Offering Plus-Sizes, Petite Plus-
Sizes, and Extended Plus-Sizes
463 Retail Stores
Key Differentiators:
Fit and Special Sizes

CHARMING SHOPPES, INC.

CATHERINES
LANE BRYANT
FASHION BUG
LANE BRYANT
FASHION BUG
CATHERINES

Classic
Fashion
Low-moderate
Moderate/
Mainstream
Better
The Leader In Women’s
Specialty Plus Apparel

LANE BRYANT	FASHION BUG	CATHERINES
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers
# Stores:	892	897	463
Square Footage:	5.3 Million s.f.; 5,900 Per Average Store	7.8 Million s.f.; 8,700 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store
In States:	47	43	44

Our Retail Stores

Lane Bryant Real Estate Overview

LANE BRYANT
CACIQUE

LANE BRYANT

LANE BRYANT

• 786 Full Line Stores And 106 Outlet
 Stores In 47 States
• 132 Lane Bryant Intimate Apparel
 Stores
• 50% Of Stores In Strip Or Lifestyle
 Centers
• Total Square Footage, 5.3 Million
 Feet
• Average Store 5,900 S.F.

CHARMING SHOPPES, INC.

JR•MS
FASHION BUG
PLUS
natural wonders

Fashion Bug Real Estate Overview
• 877 Full Line Stores And 20 Fashion Bug Plus Stores In 43 States
 > Half Of The Chain Operates In Small, Rural Towns, Where We Operate As A
 Mini-department Store
• Total Square Footage, 7.8 Million Feet
• Average Store 8,700 S.F.

Catherines Real Estate Overview
• 463 Full Line Stores In 44 States
• Total Square Footage, 1.9 Million Feet
• Average Store 4,200 S.F.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES

• #1 Market Share In Specialty Plus-Size
 Intimate Apparel*
• Lane Bryant’s Cacique® Intimate Apparel
 Brand Is The Leading Brand in Specialty
 Plus-Sizes*
Leading Market Share In
Plus Intimate Apparel
*Source: Derived from NPD Group Research

CSI
CHARMING SHOPPES, INC.

CACIQUE
(KA´-SĒĒK)

serenada™

Lovable®
created by Hanes®

enchanted

LANE BRYANT

FASHION BUG®

CATHERINES™

Intimate Apparel Brands

*Source: Derived from NPD Group Research
Leading Market Share In
Plus Denim
• We Hold The #1 Market Share In Specialty
 Plus-Size Denim*
• Lane Bryant’s Venezia® Private Label Is
 The Leading Jean In Specialty Plus-Sizes*

CSI
CHARMING SHOPPES, INC.

Venezia SUPREME™

LIZ&ME®

GITANO®

RIGHT FIT

l.a. blues

Seven7

venezia

LANE BRYANT

FASHION BUG

CATHERINES

®
®
Denim Brands

THE REVOLUTION IN
WOMEN'S
JEANS
INTRODUCING
RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG CATHERINES

• Right Fit Is The Result
 Of One Of The Most
 Extensive Sizing Studies
 Ever Conducted By A
 Major Retailer
• A Breakthrough
 Collaboration Of
 Technology, Fashion
 And Fit

RIGHT
FIT
BY LANE BRYANT™

Your favorite
venezia®
jeans now in
RIGHT
FIT
BY LANE BRYANT™

RIGHT FIT
YELLOW
STRAIGHT
STRAIGHT FROM WAIST TO HIPS
Do your current jeans:
fit your waist, but are baggy?
fit your hips/thighs, but have to be unbuttoned?
Try Right Fit Yellow.
RIGHT
FIT

RIGHT FIT
RED
MODERATELY
CURVY
SLIGHTLY CURVED FROM WAIST TO HIPS
Do your current jeans:
ride down in the back of your waist?
have pockets that gape when you sit?
Try Right Fit Red.
RIGHT
FIT

RIGHT FIT
BLUE
CURVY
FULLEST AT HIPS
Do your current jeans:
gape in the back?
have to be cinched in the waist?
Try Right Fit Blue.
RIGHT
FIT

LANE BRYANT FASHION BUG CATHERINES

Our Efforts Have
Led Us To Define
Three Basic Fits
That Fit And Flatter
Like Never Before

CSI
CHARMING SHOPPES, INC.

RIGHT
FIT
BY LANE BRYANT
CURVED
FULLEST

RIGHT
FIT
CURVED
FREE

LANE BRYANT FASHION BUG CATHERINES

Right Fit by Lane Bryant™
Store Presentation

Bank of America and Merrill Lynch
2009 Consumer Conference
March 12, 2009
Charming Shoppes, Inc.